UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 13, 2024

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its Charter)

PA	001-36388	23-2391852
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of Principal Executive Offices) (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.00 par value	PFIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On September 27, 2023, Peoples Financial Services Corp., a Pennsylvania corporation (“Peoples”), and FNCB Bancorp, Inc., a Pennsylvania corporation (“FNCB”), entered into an Agreement and Plan of Merger (the “merger agreement”). The merger agreement provides that, upon the terms and subject to the conditions set forth therein, FNCB will merge with and into Peoples, with Peoples as the surviving entity (the “merger”). The merger agreement further provides that immediately following the merger, FNCB Bank, a Pennsylvania-chartered bank and a wholly-owned direct subsidiary of FNCB (“FNCB Bank”), will merge with and into Peoples Security Bank and Trust Company, a Pennsylvania chartered bank and a wholly-owned subsidiary of Peoples (“Peoples Bank”), with Peoples Bank as the surviving bank (the “bank merger”) and a wholly-owned subsidiary of Peoples. The merger agreement was unanimously approved by the board of directors of each of Peoples and FNCB. The merger is expected to close in the third quarter of 2024, subject to satisfaction of customary closing conditions, including regulatory approvals and shareholder approval from both Peoples and FNCB shareholders.

This Current Report on Form 8-K (this “Form 8-K”) supplements disclosures included in the joint proxy statement/prospectus (the “joint proxy statement/prospectus”) filed by Peoples with the U.S. Securities and Exchange Commission (the “SEC”) included in the Registration Statement on Form S-4, dated November 22, 2023 (File No. 333-275722), as amended by Amendment No. 1, dated January 22, 2024, which was declared effective by the SEC on January 24, 2024 (as amended and declared effective, the “Registration Statement on Form S-4”). Peoples and FNCB mailed the joint proxy statement/prospectus to their respective shareholders on or about January 25, 2024. The information contained in this Form 8-K is incorporated by reference into the joint proxy statement/prospectus and should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information in this Form 8-K differs from or updates information contained in the joint proxy statement/prospectus, the information contained in this Form 8-K supersedes the information contained in the joint proxy statement/prospectus. Capitalized terms used in this Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the joint proxy statement/prospectus. Any page references in the information below are to pages in the joint proxy statement/prospectus.

Since the joint proxy statement/prospectus was first mailed to shareholders of Peoples and FNCB, Peoples received three demand letters from purported shareholders of Peoples requesting additional information for inclusion in the joint proxy statement/prospectus. In addition, FNCB has received two letters from purported shareholders of FNCB requesting additional information for inclusion in the joint proxy statement/prospectus. These letters generally allege that the joint proxy statement/prospectus contains certain disclosure deficiencies without the requested information. Peoples and FNCB believe that the claims asserted in the demands are without merit and no additional disclosures are required under applicable law.

Nonetheless, to moot the purported shareholders’ unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation, and provide additional information to its respective shareholders, Peoples has determined to voluntarily supplement the joint proxy statement/prospectus with certain supplemental disclosures as described in the following section entitled “Supplemental Disclosures” in this Form 8-K; and to ensure that certain additional information regarding the merger is made available to its shareholders, FNCB has determined to provide its shareholders with the disclosure included in this Form 8-K. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, each of Peoples and FNCB specifically deny any and all allegations by the purported Peoples and FNCB shareholders, respectively, in the letters and that any additional disclosure was or is required.

This filing will not affect the timing of the special meeting of Peoples’ shareholders scheduled for March 22, 2024, at 09:00 a.m., Eastern Time, which will be held virtually via the internet at, www.virtualshareholdermeeting.com/PFIS2024SM, nor will it affect the timing of the special meeting of FNCB’s shareholders scheduled for March 22, 2024 at 10:00 a.m., Eastern Time, which will be held virtually via the internet at, www.virtualshareholdermeeting.com/FNCB2024SM.

The Peoples board of directors and the FNCB board of directors continue to unanimously recommend that their respective shareholders vote “FOR” the approval of the proposed merger.

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Supplemental Disclosures

Disclaimers Regarding Forecasts, Projections and other Prospective Financial Information

Neither Peoples nor FNCB, as a matter of course, publicly disclose forecasts or internal projections as to its respective future performance, revenues, earnings, financial condition or other results given, among other reasons, the inherent uncertainty of the underlying assumptions and estimates, other than, from time to time, estimated ranges of certain expected financial results and operational metrics for the current year, interim periods within the current year, and certain future years in their respective regular earnings press releases and other investor materials.

However, in connection with the merger, and as described in the joint proxy statement/prospectus, the publicly-available mean analyst earnings per share estimates for Peoples for the years ending December 31, 2023 and December 31, 2024, as provided by, discussed with, and/or confirmed by Peoples management and relied upon by D.A. Davidson, were $4.15 and $3.26, respectively. The estimated long-term annual earnings per share growth rate for Peoples, as discussed with and/or confirmed by Peoples management, and relied upon by D.A. Davidson, was 22.1% for the year ending December 31, 2025, 10.0% for the years ending December 31, 2026 and 2027, and 5.0% for the year ending December 31, 2028. The earnings per share estimates for FNCB for the years ending December 31, 2023, December 31, 2024, and December 31, 2025, as provided by, discussed with, and/or confirmed by Peoples management, and relied upon by D.A. Davidson, were $0.74, $0.70, and $0.81, respectively. The estimated long-term annual earnings per share growth rate for FNCB, as discussed with, and/or confirmed by Peoples management, and relied upon by D.A. Davidson, was approximately 3.0% for the years ending December 31, 2026, 2027, and 2028. The estimated long-term annual asset growth rate for Peoples for the years ending December 31, 2026, December 31, 2027, and December 31, 2028, as provided by Peoples management and relied upon by D.A. Davidson, was 5.0%. Peoples management also provided an estimated annual dividend of $1.64 for each of the years ending December 31, 2023 through December 31, 2028, which information was relied on by D.A. Davidson for purposes of its financial analysis. The prospective financial information with respect to Peoples was approved by Peoples, and the prospective information with respect to FNCB was approved by FNCB, for D.A. Davidson’s and Stephens’s, as applicable, use and reliance in performing their respective financial analyses in connection with D.A. Davidson’s fairness opinion, as described in the section of the joint proxy statement/prospectus entitled “The Merger – Opinion of Peoples’ Financial Advisor” and Stephens’s fairness opinion, as described in the section of the joint proxy statement/prospectus entitled “The Merger – Opinion of FNCB’s Financial Advisor”.

We refer to the information described in the immediately preceding two paragraphs collectively as “prospective financial information.” A summary of certain significant elements of this prospective financial information is included to supplement the joint proxy statement/prospectus solely for the purpose of providing Peoples and FNCB shareholders access to certain publicly-available and nonpublic information made available to D.A. Davidson and Stephens.

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Neither Peoples nor FNCB endorse the prospective financial information as necessarily predictive of actual future results. The prospective financial information speaks only as of the time prepared, discussed or approved for use by D.A. Davidson and Stephens, and neither Peoples nor FNCB assumes any obligation to update or revise such prospective financial information to reflect new events or circumstances. Furthermore, although presented with numerical specificity, the prospective financial information reflects numerous estimates and assumptions made by Peoples and FNCB senior management at the time such prospective financial information was prepared, discussed or approved for use by D. A. Davidson and Stephens. The prospective financial information represents Peoples senior management’s evaluation of Peoples’ and FNCB’s expected future performance and FNCB senior management’s evaluation of Peoples’ and FNCB’s expected future financial performance, in each case, on a stand-alone basis, without reference to the merger. In addition, because the prospective financial information covers multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. These and the other estimates and assumptions underlying the prospective financial information involve judgments with respect to, among other things, economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which Peoples and FNCB operate and the risks and uncertainties described in the sections of the joint proxy statement/prospectus entitled “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” and in the reports that Peoples and FNCB file with the SEC from time to time, all of which are difficult to predict and many of which are outside the control of Peoples and FNCB and will be beyond the control of the combined company. There can be no assurance that the underlying assumptions or projected results will be realized, and actual results could differ materially from those reflected in the prospective financial information, whether or not the merger is consummated. Further, these assumptions do not include all potential actions that the senior management of Peoples and FNCB could or might have taken during these time periods. Supplementing the joint proxy statement/prospectus with the unaudited prospective financial information included herein should not be regarded as an indication that Peoples and FNCB or their respective boards of directors or advisors considered, or now consider, this prospective financial information to be material information to any Peoples or FNCB shareholders, as the case may be (particularly in light of the inherent risks and uncertainties associated with such prospective financial information), or that it should be construed as financial guidance, and it should not be relied on as such. This information was prepared solely for internal use and is subjective in many respects and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The prospective financial information is not fact and should not be relied upon as necessarily indicative of actual future results. The prospective financial information also reflects numerous variables, expectations and assumptions available at the time it was prepared as to certain business decisions that are subject to change and does not take into account any circumstances or events occurring after the date it was prepared, including the transactions contemplated by the merger agreement or the possible financial and other effects on Peoples or FNCB of the merger, and does not attempt to predict or suggest actual future results of the combined company or give effect to the merger, including the effect of negotiating or executing the merger agreement, the costs that may be incurred in connection with consummating the merger, the potential synergies that may be achieved by the combined company as a result of the merger, the effect on Peoples or FNCB of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the merger agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the prospective financial information does not take into account the effect of any possible failure of the merger to occur. No assurances can be given that if the prospective financial information and the underlying assumptions had been prepared as of the date of the joint proxy statement/prospectus, similar assumptions would be used. In addition, the prospective financial information may not reflect the manner in which the combined company would operate after the merger.

The prospective financial information was not prepared for the purpose of, or with a view toward, public disclosure or complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, published guidelines of the SEC regarding forward-looking statements, or generally accepted accounting principles. Neither Baker Tilly US, LLP (Peoples’ and FNCB’s independent registered public accounting firm), nor any other independent registered public accounting firm, has audited, reviewed, examined, compiled nor applied any procedures with respect to the prospective financial information and, accordingly, Baker Tilly US, LLP has not expressed any opinion or given any other form of assurance with respect thereto or its achievability and Baker Tilly US, LLP assumes no responsibility for the prospective financial information and disclaims any association with the prospective financial information.

Supplemental Information Regarding the D.A. Davidson Fairness Opinion

As described in the joint proxy statement/prospectus, in connection with the execution of the merger agreement, D.A. Davidson provided Peoples’ board of directors with an opinion as to the fairness, as of September 27, 2023, and based upon and subject to assumptions made, procedures followed, matters considered and limitations on the review undertaken, that the merger consideration to be paid to the FNCB shareholders was fair, from a financial point of view, to Peoples in the proposed merger. In rendering its opinion, D.A. Davidson, in relevant part, conducted a net present value analysis of Peoples and FNCB, analyzed companies comparable to Peoples and analyzed precedent transactions. The discussion that follows, much of which is a recitation of publicly-available information, supplements the discussion contained in the section of the joint proxy statement/prospectus entitled “The Merger – Opinion of Peoples’ Financial Advisor” starting on page 68 thereof.

Net Present Value Analysis of Peoples. As described in the joint proxy statement/prospectus, D.A. Davidson performed an analysis that estimated the net present value per share of Peoples common stock under various circumstances. Those disclosures, which appear starting on page 81 of the joint proxy statement/prospectus, are supplemented as follows. The publicly-available, average-consensus “street estimates” for the years ending December 31, 2023 and December 31, 2024, as relied on by D.A. Davidson and discussed with and confirmed by Peoples’ management, are $4.15 and $3.26 earnings per share, respectively. The estimated long-term annual earnings per share growth rate for Peoples, as discussed with and/or confirmed by Peoples management, and relied upon by D.A. Davidson, was 22.1% for the year ending December 31, 2025, 10.0% for the years ending December 31, 2026 and 2027, and 5.0% for the year ending December 31, 2028. To approximate the terminal value of Peoples’ common stock at December 31, 2028, D.A. Davidson applied price to earnings multiples of 6.0x to 13.0x and multiples of tangible book value ranging from 70.0% to 140.0%, which was based on a comparable companies analysis and D.A. Davidson’s professional judgment. The table set forth below illustrates the price to earnings multiples and multiples of tangible book value, and the correspondent resulting terminal values.

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Terminal Value, Based on Earnings
Price / Earnings	6.0	x	7.0	x	8.0	x	9.0	x	10.0	x	11.0	x	12.0	x	13.0	x
Terminal Values as of December 31, 2028	$30.14		$35.16		$40.18		$45.20		$50.23		$55.25		$60.27		$65.30

Terminal Value, Based on Tangible Book Value
Price / Tangible Book Value	70.0%		80.0%		90.0%		100.0%		110.0%		120.0%		130.0%		140.0%
Terminal Values as of December 31, 2028	$36.34		$41.53		$46.72		$51.91		$57.10		$62.29		$67.48		$72.68

Net Present Value Analysis for FNCB. As described in the joint proxy statement/prospectus, D.A. Davidson performed an analysis that estimated the net present value per share of FNCB common stock under various circumstances. Those disclosures, which appear starting on page 83 of the joint proxy statement/prospectus are supplemented as follows. The earnings per share estimates for FNCB for the years ending December 31, 2023, December 31, 2024, and December 31, 2025, as provided by, discussed with, and/or confirmed by Peoples management, and relied upon by D.A. Davidson, were $0.74, $0.70, and $0.81, respectively. The estimated long-term  annual earnings per share growth rate for FNCB, as discussed with, and/or confirmed by Peoples management, and relied upon by D.A. Davidson, was approximately 3.0% for the years ending December 31, 2026, 2027, and 2028. To approximate the terminal value of FNCB common stock at December 31, 2028, D.A. Davidson applied price to earnings multiples of 6.0x to 13.0x and multiples of tangible book value ranging from 70.0% to 140.0%, which was based on a comparable companies analysis and D.A. Davidson’s professional judgement. The table set forth below illustrates the price to earnings multiples and multiples of tangible book value, and the correspondent resulting terminal values.

Terminal Value, Based on Earnings
Price / Earnings	6.0	x	7.0	x	8.0	x	9.0	x	10.0	x	11.0	x	12.0	x	13.0	x
Terminal Values as of December 31, 2028	$5.34		$6.23		$7.12		$8.01		$8.90		$9.79		$10.68		$11.57

Terminal Value, Based on Tangible Book Value
Price / Tangible Book Value	70.0%		80.0%		90.0%		100.0%		110.0%		120.0%		130.0%		140.0%
Terminal Values as of December 31, 2028	$6.20		$7.09		$7.98		$8.86		$9.75		$10.64		$11.52		$12.41

Peoples Comparable Companies Analysis. As described in the joint proxy statement/prospectus starting on page 73 thereof, D.A. Davidson used publicly-available information to compare selected financial and market trading information for Peoples and a group of 31 financial institutions selected by D.A. Davidson which: (i) were headquartered in New Jersey, New York or Pennsylvania; (ii) had their common stock traded on the New York Stock Exchange or Nasdaq; (iii) had assets between $1.0 billion and $5.0 billion; and (iv) were not pending merger targets. The following table summarizes the publicly-available data used by D.A. Davidson in this analysis.

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PFIS Comparable Companies Analysis
	Price / LTM		2023E		2024E			Tangible
	Earnings		Earnings		Earnings		Price /	Book Value
	Per		Per		Per		Tangible	(Excl.
Company Name	Share		Share		Share		Book Value	AOCI)
ACNB Corporation	7.1	x	7.9	x	8.7	x	137.1%	106.6%
AmeriServ Financial, Inc.	10.2	x	NA		NA		50.8%	39.9%
Arrow Financial Corporation	7.5	x	10.7	x	7.4	x	85.6%	75.1%
BCB Bancorp, Inc.	4.8	x	5.4	x	5.8	x	70.5%	68.1%
Blue Foundry Bancorp	NM		NM		NM		58.7%	55.3%
CB Financial Services, Inc.	7.2	x	8.4	x	9.0	x	103.8%	82.9%
Chemung Financial Corporation	6.8	x	7.8	x	7.9	x	120.0%	81.1%
Citizens & Northern Corporation	11.3	x	11.3	x	11.2	x	141.2%	113.0%
Citizens Financial Services, Inc.	10.9	x	7.6	x	6.8	x	132.7%	112.8%
Codorus Valley Bancorp, Inc.	6.3	x	7.8	x	8.9	x	99.0%	82.9%
Esquire Financial Holdings, Inc.	9.8	x	10.2	x	9.4	x	206.1%	190.7%
ESSA Bancorp, Inc.	7.7	x	8.4	x	8.5	x	79.2%	76.6%
Evans Bancorp, Inc.	6.7	x	8.6	x	9.6	x	103.7%	77.3%
Fidelity D & D Bancorp, Inc.	9.6	x	NA		NA		166.7%	117.7%
First Bank	6.5	x	8.3	x	6.8	x	75.6%	73.7%
FNCB Bancorp, Inc.	8.1	x	NA		NA		102.9%	75.0%
Franklin Financial Services Corporation	8.5	x	NA		NA		110.8%	77.3%
Hanover Bancorp, Inc.	7.7	x	11.7	x	11.6	x	80.9%	80.2%
LINKBANCORP, Inc.	NM		NM		9.8	x	104.0%	99.7%
Meridian Corporation	6.4	x	6.7	x	6.2	x	79.0%	73.6%
Northeast Community Bancorp, Inc.	6.0	x	5.4	x	8.0	x	85.1%	85.2%
Norwood Financial Corp.	7.7	x	NA		NA		147.3%	107.0%
Orange County Bancorp, Inc.	8.7	x	8.6	x	9.8	x	180.2%	122.6%
Orrstown Financial Services, Inc.	9.4	x	6.4	x	7.1	x	100.5%	87.2%
Parke Bancorp, Inc.	4.9	x	NA		NA		70.2%	70.0%
Pathfinder Bancorp, Inc.	7.5	x	NA		NA		77.3%	70.0%
Penns Woods Bancorp, Inc.	8.5	x	NA		NA		99.2%	91.2%
Ponce Financial Group, Inc.	NM		NM		NM		70.5%	66.1%
Princeton Bancorp, Inc.	7.1	x	10.5	x	11.4	x	86.4%	83.2%
The First of Long Island Corporation	7.3	x	9.4	x	9.4	x	71.4%	60.2%
Unity Bancorp, Inc.	6.3	x	6.4	x	6.3	x	99.6%	98.1%

FNCB Comparable Companies Analysis. As described in the joint proxy statement/prospectus starting on page 75 thereof, D.A. Davidson used publicly-available information to compare selected financial and market trading information for FNCB and a group of 31 financial institutions selected by D.A. Davidson which: (i) were headquartered in New Jersey, New York or Pennsylvania; (ii) had their common stock traded on the New York Stock Exchange or Nasdaq; (iii) had assets between $1.0 billion and $5.0 billion; and (iv) were not pending merger targets. The following table summarizes the publicly-available data used by D.A. Davidson in this analysis.

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FNCB Comparable Companies Analysis
	Price / LTM		2023E		2024E			Tangible
	Earnings		Earnings		Earnings		Price /	Book Value
	Per		Per		Per		Tangible	(Excl.
Company Name	Share		Share		Share		Book Value	AOCI)
ACNB Corporation	7.1	x	7.9	x	8.7	x	137.1%	106.6%
AmeriServ Financial, Inc.	10.2	x	NA		NA		50.8%	39.9%
Arrow Financial Corporation	7.5	x	10.7	x	7.4	x	85.6%	75.1%
BCB Bancorp, Inc.	4.8	x	5.4	x	5.8	x	70.5%	68.1%
Blue Foundry Bancorp	NM		NM		NM		58.7%	55.3%
CB Financial Services, Inc.	7.2	x	8.4	x	9.0	x	103.8%	82.9%
Chemung Financial Corporation	6.8	x	7.8	x	7.9	x	120.0%	81.1%
Citizens & Northern Corporation	11.3	x	11.3	x	11.2	x	141.2%	113.0%
Citizens Financial Services, Inc.	10.9	x	7.6	x	6.8	x	132.7%	112.8%
Codorus Valley Bancorp, Inc.	6.3	x	7.8	x	8.9	x	99.0%	82.9%
Esquire Financial Holdings, Inc.	9.8	x	10.2	x	9.4	x	206.1%	190.7%
ESSA Bancorp, Inc.	7.7	x	8.4	x	8.5	x	79.2%	76.6%
Evans Bancorp, Inc.	6.7	x	8.6	x	9.6	x	103.7%	77.3%
Fidelity D & D Bancorp, Inc.	9.6	x	NA		NA		166.7%	117.7%
First Bank	6.5	x	8.3	x	6.8	x	75.6%	73.7%
Franklin Financial Services Corporation	8.5	x	NA		NA		110.8%	77.3%
Hanover Bancorp, Inc.	7.7	x	11.7	x	11.6	x	80.9%	80.2%
LINKBANCORP, Inc.	NM		NM		9.8	x	104.0%	99.7%
Meridian Corporation	6.4	x	6.7	x	6.2	x	79.0%	73.6%
Northeast Community Bancorp, Inc.	6.0	x	5.4	x	8.0	x	85.1%	85.2%
Norwood Financial Corp.	7.7	x	NA		NA		147.3%	107.0%
Orange County Bancorp, Inc.	8.7	x	8.6	x	9.8	x	180.2%	122.6%
Orrstown Financial Services, Inc.	9.4	x	6.4	x	7.1	x	100.5%	87.2%
Parke Bancorp, Inc.	4.9	x	NA		NA		70.2%	70.0%
Pathfinder Bancorp, Inc.	7.5	x	NA		NA		77.3%	70.0%
Penns Woods Bancorp, Inc.	8.5	x	NA		NA		99.2%	91.2%
Peoples Financial Services Corp.	8.9	x	10.7	x	13.6	x	117.9%	98.8%
Ponce Financial Group, Inc.	NM		NM		NM		70.5%	66.1%
Princeton Bancorp, Inc.	7.1	x	10.5	x	11.4	x	86.4%	83.2%
The First of Long Island Corporation	7.3	x	9.4	x	9.4	x	71.4%	60.2%
Unity Bancorp, Inc.	6.3	x	6.4	x	6.3	x	99.6%	98.1%

Pro Forma Comparable Companies Analysis. As described in the joint proxy statement/prospectus starting on page 76 thereof, D.A. Davidson used publicly-available information to compare selected financial and market trading information for Peoples and FNCB and a group of 14 financial institutions selected by D.A. Davidson which: (i) were headquartered in New Jersey, New York or Pennsylvania; (ii) had their common stock traded on the New York Stock Exchange or Nasdaq; (iii) had assets between $1.0 billion and $10.0 billion; and (iv) were not pending merger targets. The following table summarizes the publicly-available data used by D.A. Davidson in this analysis.

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Pro Forma Comparable Companies Analysis
	Price / LTM		2023E		2024E			Tangible
	Earnings		Earnings		Earnings		Price /	Book Value
	Per		Per		Per		Tangible	(Excl.
Company Name	Share		Share		Share		Book Value	AOCI)
Amalgamated Financial Corp.	6.0	x	6.2	x	6.1	x	105.5%	87.5%
CNB Financial Corporation	6.1	x	7.5	x	7.8	x	84.6%	76.0%
ConnectOne Bancorp, Inc.	6.8	x	8.5	x	8.6	x	79.0%	76.0%
Financial Institutions, Inc.	5.2	x	5.3	x	5.4	x	79.0%	56.4%
Flushing Financial Corporation	8.2	x	15.7	x	13.5	x	56.6%	53.6%
Kearny Financial Corp.	10.9	x	10.1	x	12.1	x	69.0%	62.4%
Metropolitan Bank Holding Corp.	6.7	x	5.0	x	NM		61.9%	57.1%
Mid Penn Bancorp, Inc.	6.9	x	7.6	x	6.8	x	86.9%	83.1%
Northfield Bancorp, Inc. (Staten Island, NY)	7.9	x	10.7	x	11.8	x	64.6%	60.3%
Peapack-Gladstone Financial Corporation	6.5	x	8.6	x	9.1	x	89.6%	79.2%
S&T Bancorp, Inc.	6.9	x	7.3	x	8.5	x	122.3%	107.6%
Tompkins Financial Corporation	10.2	x	11.0	x	11.5	x	130.3%	95.7%
TrustCo Bank Corp NY	6.8	x	8.1	x	9.3	x	81.9%	78.6%
Univest Financial Corporation	6.1	x	7.3	x	8.3	x	80.8%	73.6%

Precedent Transaction Analysis. As described in the joint proxy statement/prospectus starting on page 78 thereof, D.A. Davidson used publicly-available information to review three sets of comparable merger and acquisition transactions. The sets of mergers and acquisitions included: (1) “Nationwide Transactions Since January 1, 2022”; (2) “Regional Transactions Since January 1, 2021”; and (3) “Performance Transactions Since January 1, 2022”. The tables that follow summarize the publicly-available data used by D.A. Davidson in connection with the merger and acquisition transactions that D.A. Davidson reviewed.

Nationwide Transactions Since January 1, 2022
		Transaction	Transaction	Transaction			Tangible
		Price /	Price /	Price / Last			Book
		Tangible	Tangible	Twelve		One Day	Premium /
		Book Value	Book Value	Months		Market	Core
Acquirer	Target	(Per Share)	(Aggregate)	EPS		Premium	Deposits
Atlantic Union Bankshares Corporation	American National Bankshares Inc.	184.2%	184.2%	12.9	x	32.2%	8.4%
Brookline Bancorp, Inc.	PCSB Financial Corporation	117.6%	118.5%	20.3	x	13.9%	3.3%
Byline Bancorp, Inc.	Inland Bancorp, Inc.	123.1%	123.1%	22.2	x	-	3.3%
F.N.B. Corporation	UB Bancorp	154.3%	155.2%	9.2	x	10.2%	4.4%
Farmers National Banc Corp.	Emclaire Financial Corp	142.1%	147.5%	10.4	x	29.7%	4.1%
First Bancorp	GrandSouth Bancorporation	172.9%	191.7%	10.7	x	14.3%	7.8%
First Bank	Malvern Bancorp, Inc.	102.4%	102.5%	21.4	x	27.4%	0.6%
First Commonwealth Financial Corporation	Centric Financial Corporation	131.5%	137.9%	14.8	x	42.5%	4.8%
First Mid Bancshares, Inc.	Blackhawk Bancorp, Inc.	138.1%	139.5%	6.6	x	4.9%	2.2%
Fulton Financial Corporation	Prudential Bancorp, Inc.	106.9%	108.7%	17.9	x	21.1%	1.7%
National Bank Holdings Corporation	Bancshares of Jackson Hole, Inc.	208.5%	208.5%	20.0	x	-	8.2%
NBT Bancorp Inc.	Salisbury Bancorp, Inc.	182.8%	183.5%	12.6	x	11.6%	7.2%
Nicolet Bankshares, Inc.	Charter Bankshares, Inc.	169.9%	169.9%	11.8	x	-	7.8%
Origin Bancorp, Inc.	BT Holdings, Inc.	145.4%	145.4%	13.8	x	-	7.0%
Peoples Bancorp Inc.	Limestone Bancorp, Inc.	176.1%	179.2%	12.6	x	41.1%	9.1%
Prosperity Bancshares, Inc.	First Bancshares of Texas, Inc.	160.9%	160.9%	12.0	x	-	8.7%
Prosperity Bancshares, Inc.	Lone Star State Bancshares, Inc.	NA	187.0%	14.4	x	-	11.4%
Seacoast Banking Corporation of Florida	Professional Holding Corp.	216.4%	234.7%	23.2	x	41.3%	11.2%
Seacoast Banking Corporation of Florida	Drummond Banking Company	191.3%	191.3%	13.8	x	-	9.5%
Seacoast Banking Corporation of Florida	Apollo Bancshares, Inc.	194.7%	194.7%	20.0	x	-	9.7%
The First Bancshares, Inc.	Heritage Southeast Bancorporation, Inc.	179.8%	181.0%	15.0	x	32.0%	6.9%
United Community Banks, Inc.	First Miami Bancorp, Inc.	159.5%	159.5%	14.7	x	8.0%	5.3%
United Community Banks, Inc.	Progress Financial Corporation	165.0%	165.2%	13.2	x	-	7.9%

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Regional Transactions Since January 1, 2021
		Transaction	Transaction	Transaction			Tangible
		Price /	Price /	Price / Last			Book
		Tangible	Tangible	Twelve		One Day	Premium /
		Book Value	Book Value	Months		Market	Core
Acquirer	Target	(Per Share)	(Aggregate)	EPS		Premium	Deposits
Brookline Bancorp, Inc.	PCSB Financial Corporation	117.6%	118.5%	20.3	x	13.9%	3.3%
F.N.B. Corporation	Howard Bancorp, Inc.	154.5%	157.8%	18.0	x	40.6%	9.0%
Farmers National Banc Corp.	Emclaire Financial Corp	142.1%	147.5%	10.4	x	29.7%	4.1%
First Bank	Malvern Bancorp, Inc.	102.4%	102.5%	21.4	x	27.4%	0.6%
First Commonwealth Financial Corporation	Centric Financial Corporation	131.5%	137.9%	14.8	x	42.5%	4.8%
Fulton Financial Corporation	Prudential Bancorp, Inc.	106.9%	108.7%	17.9	x	21.1%	1.7%
Lakeland Bancorp, Inc.	1st Constitution Bancorp	152.2%	153.3%	11.5	x	14.1%	5.9%
Mid Penn Bancorp, Inc.	Riverview Financial Corporation	121.0%	121.5%	12.2	x	11.6%	2.3%
Valley National Bancorp	The Westchester Bank Holding Corporation	169.0%	169.0%	18.1	x	-	8.7%

Performance Transactions Since January 1, 2022
			Price /	Price /			Price /
		Price / LTM	2023E	2024E			Tangible
		Earnings	Earnings	Earnings		Price /	Book Value
		Per	Per	Per		Tangible	(Excl.
Acquirer	Target	Share	Share	Share		Book Value	AOCI)
Brookline Bancorp, Inc.	PCSB Financial Corporation	117.6%	118.5%	20.3	x	13.9%	3.3%
Farmers National Banc Corp.	Emclaire Financial Corp	142.1%	147.5%	10.4	x	29.7%	4.1%
First Bancorp	GrandSouth Bancorporation	172.9%	191.7%	10.7	x	14.3%	7.8%
First Mid Bancshares, Inc.	Blackhawk Bancorp, Inc.	138.1%	139.5%	6.6	x	4.9%	2.2%
National Bank Holdings Corporation	Bancshares of Jackson Hole, Inc.	208.5%	208.5%	20.0	x	-	8.2%
NBT Bancorp Inc.	Salisbury Bancorp, Inc.	182.8%	183.5%	12.6	x	11.6%	7.2%
Peoples Bancorp Inc.	Limestone Bancorp, Inc.	176.1%	179.2%	12.6	x	41.1%	9.1%
Prosperity Bancshares, Inc.	Lone Star State Bancshares, Inc.	NA	187.0%	14.4	x	-	11.4%
Seacoast Banking Corporation of Florida	Drummond Banking Company	191.3%	191.3%	13.8	x	-	9.5%
Seacoast Banking Corporation of Florida	Apollo Bancshares, Inc.	194.7%	194.7%	20.0	x	-	9.7%
United Community Banks, Inc.	Progress Financial Corporation	165.0%	165.2%	13.2	x	-	7.9%

D.A. Davidson Fees

Pursuant to a letter agreement executed on March 21, 2023, Peoples engaged D.A. Davidson to render a fairness opinion and provide appropriate financial advisory services in connection with the contemplated transaction. Pursuant to the terms of the engagement letter, Peoples agreed to pay D.A. Davidson a cash fee of $200,000 concurrently with the rendering of its opinion. Peoples agreed to pay D.A. Davidson at the time of closing of the merger a contingent cash fee of $450,000, net of any cash fee previously paid.

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Forward-Looking Information

This Form 8-K, the joint proxy statement/prospectus, and the documents incorporated by reference therein, make statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp. and Peoples Security Bank and Trust Company (collectively, “Peoples”) and FNCB Bancorp, Inc. and FNCB Bank (collectively, “FNCB”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, each of Peoples and FNCB claims the protection of the statutory safe harbors for forward-looking statements.

Peoples and FNCB caution you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: Peoples’ and FNCB’s current expectations and assumptions regarding the purported shareholder demand letters and any litigation related thereto; Peoples’ and FNCB’s respective businesses, prevailing economic and political conditions, particularly in their respective market areas; the impact on financial markets from geopolitical conflicts such as the military conflict between Russia and Ukraine and the conflict in Israel; credit risk associated with our lending activities; changes in interest rates, loan demand, deposit flows, real estate values and competition; changes in customer behaviors, including consumer spending, borrowing and savings habits; changes in accounting principles, policies, and guidelines including our adoption of Current Expected Credit Losses (CECL) methodology, and any potential volatility in Peoples’ operating results due to application of the CECL methodology; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services; adverse developments in the financial industry generally, such as recent bank failures, responsive measures to mitigate and manage such developments, related supervisory and regulatory actions and costs, and related impacts on customer and client behavior and other factors that may be described in Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for each of Peoples and FNCB, as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, including Peoples’ proposed strategic combination with FNCB, present additional risks. Acquisitions and business combinations and, specifically, the pending strategic combination involving the merger of FNCB with and into Peoples may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues. Additional factors that could cause actual results to differ materially include the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Peoples and FNCB; the outcome of any legal proceedings that may be instituted against Peoples or FNCB; the possibility that the proposed strategic combination will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger and bank merger).

Furthermore, by disclosing the prospective financial information in this Form 8-K, neither Peoples nor FNCB nor any of their respective representatives has made or makes any representation to any person regarding the ultimate performance of Peoples or FNCB compared to the information contained in the joint proxy statement/ prospectus or the prospective financial information. In particular, neither Peoples, FNCB, nor, after completion of the merger, the combined company, undertakes any obligation to update or otherwise revise the prospective financial information, or any other forward-looking information contained or incorporated by reference herein, to reflect circumstances existing since the preparation of the joint proxy statement/prospectus or prospective financial information or to reflect the occurrence of subsequent or unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.

The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, each of Peoples and FNCB assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

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Additional Information Regarding the Proposed Merger and Where to Find It

In connection with the proposed merger, Peoples filed a Registration Statement on Form S-4. The Registration Statement on Form S-4 includes the joint proxy statement/prospectus of Peoples and FNCB, which also constitutes a prospectus of Peoples, that was sent to shareholders of Peoples and shareholders of FNCB on or about January 25, 2024, seeking certain approvals related to the proposed merger.

Peoples and FNCB file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including both Peoples and FNCB, which can be accessed at www.sec.gov/edgar. In addition, documents filed with the SEC by Peoples, including the Registration Statement on Form S-4, of which the joint proxy statement/prospectus forms a part, is available free of charge on Peoples’ website, at pfis.q4ir.com/investor-resources/sec-filings. Documents filed with the SEC by FNCB are available free of charge on FNCB’s website, at investors.fncb.com/financials/documents/. The web addresses of the SEC, Peoples, and FNCB are included as inactive textual references only. Except as specifically incorporated by reference into the joint proxy statement/prospectus, information on those websites is not part of the joint proxy statement/prospectus.

Participants in the Solicitation

Peoples and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed strategic combination with FNCB under the rules of the SEC. Information regarding Peoples directors and executive officers is available in Peoples’ proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2023. Information regarding FNCB’s directors and officers is available in FNCB’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 8, 2024. Other information regarding the participants in the solicitation of proxies in respect of the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

The information contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF PEOPLES AND FNCB AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, FNCB AND THE PROPOSED MERGER.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

	By:	/s/ Craig W. Best
Craig W. Best Chief Executive Officer
(Principal Executive Officer)

Dated: March 13, 2024

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